UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: April 15, 2008


                             MOMENTUM BIOFUELS, INC.
                      (Formerly Tonga Capital Corporation)
                      ------------------------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-50619                               84-1069035
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Feedstock Agreements

On April 10, 2008, Momentum BioFuels, Inc. (the Registrant) entered into a set of agreements to arrange for the financing, purchase and delivery of feedstock to be used in the manufacturing of its biodiesel product.

The Registrant has entered into a purchase agreement with a third party foreign supplier for of crude degummed soy oil for a 12 month supply of 12,500 metric tons per month (150,000 metric tons per year) of the CDG Soy oil.

The Registrant has entered into an agreement with a partner, where for a set fee they will provide financing, transportation, terminal logistics and storage of the CDG Soy oil at its facilities. In addition, the agreement provides for them to purchase 7,500 metric tons of the 12,500 metric tons for consumption at its own facility while allocating 5,000 metric tons for the Registrant to process at its 20 million gallon refinery.

The partner has agreed to act as the principal financing party in the arrangement. As such they have required that the Registrant provide title to the feedstock and to have the purchase agreement with the supplier jointly assigned to them. They will charge a financing fee of 8.75% for the number of days the Registrant uses their capital. The Registrant is required to repay the funds after the production and sale of its biodiesel product. The Registrant has also agreed to give them a first right of refusal on the purchase of any of its finished B-100 product.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      MOMENTUM BIOFUELS, INC.


                                By:/s/ Gregory A. Enders
                                       -----------------
                                       Gregory A. Enders, President and
                                       Chief Executive Officer


                                       Date: April 15, 2008